1585 BROADWAY NEW YORK, NY 10036-8293

Amendment dated as of March 26, 2008

to the Foreign Exchange and Options Master Agreement (FEOMA)

dated as of November 28, 2007 between

Morgan Stanley & Co. Incorporated (“Party A”)

and

The entities listed in Exhibit I to the Schedule of the Agreement

(as amended or supplemented from time to time), severally and not jointly (“Party B”)

This Amendment dated as of March 26, 2008, supplements, forms part of, and is subject in all respects to, that Foreign Exchange and Options Master Agreement (FEOMA) dated as of November 28, 2007 (the “Agreement”) by and between Party A and Party B. Capitalized terms used herein, unless otherwise defined, have the meanings specified in the Agreement.

Each of Party A and Party B agrees that Exhibit I to the Schedule of the Agreement is hereby amended and replaced in its entirety by Exhibit I attached hereto. Except as amended herein, this Amendment shall not affect any other terms of the Agreement, which shall remain in full force and effect.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date hereof.

MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:

DEMETER MANAGEMENT CORPORATION, as General Partner and/or Trading Manager for the entities listed in Exhibit I

By:	/s/ Walter Davis
Name:	Walter Davis
Title:	President

1585 BROADWAY NEW YORK, NY 10036-8293

Exhibit I

Morgan Stanley Managed Futures Altis I, LLC, managed by Altis Partners (Jersey) Limited

Morgan Stanley Managed Futures Aspect I, LLC, managed by Aspect Capital Limited

Morgan Stanley Managed Futures BHM I, LLC, managed by Blenheim Capital Management, L.L.C.

Morgan Stanley Managed Futures Chesapeake I, LLC, managed by Chesapeake Capital Corporation

Morgan Stanley Managed Futures Cornerstone I, LLC, managed by Cornerstone Quantitative Investment Group, Inc.

Morgan Stanley Managed Futures DKR I, LLC, managed by DKR Fusion Management L.P.

Morgan Stanley Managed Futures Kaiser I, LLC, managed by Kaiser Trading Group Pty. Ltd.

Morgan Stanley Managed Futures Transtrend I, LLC, managed by Transtrend B.V.

Morgan Stanley Managed Futures Transtrend II, LLC, managed by Transtrend B.V.

Morgan Stanley Managed Futures WCM I, LLC, managed by Winton Capital Management Limited

Morgan Stanley Spectrum Currency L.P.

Morgan Stanley Spectrum Technical L.P.

Morgan Stanley Managed Futures Campbell I, LLC, managed by Campbell & Company Inc.

Morgan Stanley Managed Futures GMF I, LLC, managed by Grinham Managed Funds Pty. Ltd.